Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of November 29, 2022 by and between Acer Therapeutics Inc., a Delaware corporation (the “Company”), and each of the persons or entities listed on Schedule I attached hereto (together hereinafter referred to as the “Investors” and each individually, an “Investor”).

BACKGROUND

A.

The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.

The Company wishes to sell and issue to the Investors, and the Investors severally and not jointly wish to purchase from the Company, upon the terms and conditions stated in this Agreement, an aggregate of 1,229,508 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (“Common Stock”), in exchange for the aggregate purchase price of $1,499,999.76, with the number of Shares to be purchased by each Investor and the Purchase Price payable by each Investor for such Shares set forth opposite their respective names on Schedule I attached hereto.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

Article I
DEFINITIONS

1.1Definitions

.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date and time of the Closing, which will be held on December 2, 2022, or such other day and time as may be mutually agreed upon by the Company and the Investors.

“Company Board” means the board of directors of the Company.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Common Stock” has the meaning set forth in the Preamble.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Charter Documents” means the certificate of incorporation and bylaws of the Company, each as amended to date.

“Company Stock Plans” means the Company’s 2018 Stock Incentive Plan, 2013 Stock Incentive Plan, as amended, and Amended and Restated 2010 Stock Incentive Plan, as amended.

“Company Stockholders” means holders of shares of Common Stock in their respective capacities as such.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” has the meaning set forth in Section 3.1(h).

“Governmental Entity” means any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority or instrumentality.

“Investor” has the meaning set forth in the Preamble.

“knowledge of the Company,” “knowledge” or “the Company’s knowledge” means with respect to any statement made to the Company’s knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree,

rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Liabilities” means any liability, obligation or commitment of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise).

“Lien” means any material pledges, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

“Material Adverse Effect” means any result, occurrence, change, event, circumstance, fact or effect (each, an “Effect”) that, individually or in the aggregate with any such other Effects (regardless of whether or not such Effect constitutes a breach of the representations and warranties made by the Company in this Agreement), is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company, provided that in determining whether a Material Adverse Effect has occurred, there shall be excluded any Effect on the Company relating to or arising in connection with (i) changes in Legal Requirements or the adoption or amendment of financial accounting standards by the Financial Accounting Standards Board (provided that such conditions do not have a materially disproportionate impact on the Company), (ii) the declaration by the United States of a national emergency or war, or the occurrence of any other calamity or crisis, in each case, arising after the date hereof (including any act of terrorism) (provided that such conditions do not have a materially disproportionate impact on the Company), (iii) general business or economic conditions (provided that such conditions do not have a materially disproportionate impact on the Company), (iv) conditions generally affecting the industry in which the Company operate (provided that such conditions do not have a materially disproportionate impact on the Company), (v) any failure by the Company to meet any internal projections or analyst estimates (but not the underlying reasons for the failure to meet any internal projections or analyst estimates), and (vi) any action taken by the Company at the written request of the Investors or that the Investors consent to in writing.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Order” has the meaning set forth in Section 5.1(a).

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

“Purchase Price” has the meaning set forth in Section 2.1.

“Regulation D” has the meaning set forth in the Preamble.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities Act” has the meaning set forth in the Preamble.

“Shares” has the meaning set forth in the Preamble.

“Subsidiary” means with respect to any Person (i) a corporation of which fifty percent (50%) or more of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one of more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof; (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

“Trading Day” means any day on which the primary market on which the Common Stock is listed or quoted or traded is open for trading.

“Transfer Agent” means Continental Stock Transfer & Trust Company or any successor transfer agent for the Company.

Article II
PURCHASE AND SALE

2.1Closing

.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Investors, and the Investors shall purchase from the Company, such number of Shares at a per share price of $1.22 per share (the “Purchase Price”), with the number of Shares and the Purchase Price payable by each Investor for such Shares as set forth opposite each Investor’s name on Schedule I hereto.  The sale and purchase of the Shares shall take place at Closing, which will be held remotely via the exchange of documents and signatures on the Closing Date.  Notwithstanding anything to the contrary in this Agreement, the obligations of each Investor pursuant to this Agreement shall be several and not joint, and each Investor shall only be obligated to purchase the number of shares set forth opposite its name on Schedule I.

2.2Closing Deliveries

.

(a)At the Closing Date, the Company shall instruct the Transfer Agent to enter in the name of each Investor a book entry position evidencing the number of Shares such Investor is purchasing as set forth on Schedule I and shall instruct the Transfer Agent to provide a book entry statement to each Investor to evidence ownership of the Shares.  The Shares shall be subject to the restrictions and legends set forth in Section 4.1(b) hereto.

(b)At the Closing Date, each Investor shall deliver or cause to be delivered to the Company the amount of the Purchase Price set forth opposite such Investor’s name on Schedule I hereto under the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated to the Investors by the Company.

Article III
REPRESENTATIONS AND WARRANTIES

3.1Representations and Warranties of the Company

.  Except as disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Investors:

(a)Subsidiaries.  Except as disclosed in the SEC Reports, the Company has no Subsidiaries and the Company does not own or have any right or obligation (by law, contract or otherwise) to make any investment or otherwise acquire, directly or indirectly, any outstanding capital stock of, or other equity interest in, any Person.

(b)Organization and Qualification.  The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of the Company Charter Documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect.

(c)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, the Company Board or the Company Stockholders.  This Agreement has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (B) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(d)No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not, and will not, (i) conflict with or violate any provision of the Company Charter Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract or (iii) assuming that all consents, filings, approvals, authorizations and other actions as described herein have been obtained or made, result in a violation of any Legal Requirement or Order to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws), except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)Required Filings and Consents. No consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement, the performance by the Company of this Agreement or the transactions contemplated hereby, except for such consents, approvals, Orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws, or the rules and regulations of any self-regulatory organization to which the Company or its securities are subject.

(f)Capitalization. The capitalization of the Company is as described in its most recently filed SEC Report on Form 10-Q for the quarterly period ended September 30, 2022, except for awards made or exercised under the Company Stock Plans or sales made pursuant to the Company’s at-the-market offering program.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement that have not been effectively waived as of the Closing Date. Except as set forth in the SEC Reports, in the first sentence of Section 3.1(f) or a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. Except as disclosed in the SEC Reports, there are no stockholder agreements, voting agreements, registration rights agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s knowledge, between or among any of the Company’s stockholders.

(g)SEC Reports.  In the last twelve (12) months, the Company has timely filed all registration statements, reports, schedules, registration statements, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act.  Such registration statements, reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, together with any materials filed or furnished by the Company, whether or not any such documents were required, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and any schedules, exhibits and attachments hereto, the “Disclosure Materials.” As of their respective filing dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and any successor rules or regulations thereto, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except to the extent corrected by an SEC Report filed subsequently but prior to the date hereof.

(h)Financial Statements. The financial statements of the Company included in the SEC Reports comply, in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)No Changes; Undisclosed Liabilities.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material Liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s consolidated financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any Common Stock, preferred stock or any other shares of capital stock, voting securities or other ownership interest, if any, of the Company and (v) the Company has not issued any equity securities to any officer, director or Affiliate of the Company except Common Stock issued pursuant to existing Company Stock Plans or executive and director compensation arrangements disclosed in the SEC Reports.

(j)Absence of Litigation.  There is no action, suit, claim, or proceeding, inquiry or investigation, before or by any Governmental Entity pending or, to the knowledge of the Company, threatened against or affecting the Company which would materially and adversely affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

(k)No General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

(l)No Integration.  Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the Shares as contemplated hereby (including, without limitation, as a result of the offering of the Shares pursuant to this Agreement being integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions). Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Shares, as contemplated hereby, to the registration provisions of the Securities Act.

(m)Investment Company Status.  The Company is not, and after giving effect to the issuance and sale of the Shares, would not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)Private Placement.  Assuming the accuracy of the representations and warranties of the Investors contained in Section 3.2 and the compliance by the Investors with the provisions set forth herein, the issuance and sale of the Shares in the manner contemplated by this Agreement is exempt from the registration requirements of the Securities Act.

(o)Listing and Maintenance Requirements.  The Common Stock is listed on the Nasdaq Capital Market.  Except as set forth in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received written notice from the Nasdaq Capital Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market.  Except as set forth in the SEC Reports, the Company is in compliance, in all material respects, with the listing and maintenance requirements of the Nasdaq Capital Market.

(p)No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

3.2Representations, Warranties and Covenants of the Investors

.  Each Investor, severally and not jointly, hereby represents, warrants and covenants to the Company as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) as follows:

(a)Organization; Authority.  Such Investor, if it is a natural person, is of legal age in his or her country of residence and has full legal capacity to execute, deliver and perform his or her obligations under this Agreement.  Such Investor, if it is a legal entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The purchase by such Investor of Shares hereunder has been duly authorized by all necessary corporate, partnership, limited liability or other action on its part.  This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b)Accredited Investor.  Each Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D.  Each Investor was not organized solely for the purpose of acquiring the Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c)Experience of the Investor.  Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has so evaluated the merits and risks of such investment.  Such Investor understands that it must bear the economic risk of this investment in the Shares indefinitely and is able to bear such risk and is able to afford a complete loss of such investment.

(d)Access to Information.  Such Investor acknowledges that copies of the SEC Reports are available on the SEC’s EDGAR system. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares, and (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in this Agreement.

(e)Restricted Securities.  Such Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(f)No Public Sale or Distribution.  Such Investor is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Shares to or through any person or entity.

(g)General Solicitation.  Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(h)Brokers or Finders.  There is no investment banker, broker, finder or other intermediary that has been retained by, or is authorized to act on behalf of, such Investor or any of its Affiliates, or any of their respective officers or directors in their capacity as officers or directors, who might be entitled to any banking, broker’s, finder’s or similar fee or commission in connection with the transactions contemplated by this Agreement.

(i)No Rule 506 Disqualifying Activities. Such Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(j)Availability of Funds.  On the Closing Date, such Investor will have immediately available funds in cash that will be sufficient to fulfill its obligations under Article II.

Article IV
ADDITIONAL AGREEMENTS

4.1Transfer Restrictions

.

(a)Each Investor severally covenants that the Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.

(b)The Investors agree that the following legend shall be imprinted on any certificate book entry statement evidencing any of the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE

SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel delivered to the Company, the form and substance of which opinion shall be reasonably acceptable to the Company, that the sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act or (iii) such holder provides the Company with reasonable assurance that the Shares can be sold, assigned or transferred pursuant to Rule 144 of the Securities Act (if the transferor is not an Affiliate of the Company) or have been sold under Rule 144.

Additionally, the Investors agree that the following legend shall be imprinted on any certificate book entry statement evidencing any of the Shares so long as the Company deems the Investor an affiliate of the Company, and for at least three months thereafter:

THESE SECURITIES ARE OWNED BY A PERSON, OR PERSONS, WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144 UNDER THE SECURITIES ACT.  NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO IT, THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

4.2Furnishing of Information

.  Until the date that all of the Investors owning Shares sell all of the Shares, the Company shall use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  The Company further covenants that it will take such further action as any holder of Shares may reasonably request to satisfy the provisions of this Section 4.2.

4.3Integration

.  The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq Capital Market (or successor trading market where the Common Stock is traded).

4.4Form D; Blue Sky Filings

.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any of the Investors.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Investors at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Investors.

4.5Acknowledgement

.  Each Investor hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.

4.6Commercially Reasonable Efforts

.  Upon the terms and subject to the conditions set forth in this Agreement, each of the Investors and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Legal Requirements to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using commercially reasonable efforts to: (i) cause the conditions to the issuance of the Shares pursuant to this Agreement set forth in Article V to be satisfied; (ii) obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and make all necessary registrations, declarations and filings with Governmental Entities; and (iii) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.  The Company and the Investors shall cooperate with one another (x) in determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Material Contracts, in connection with the consummation of the transactions contemplated by this Agreement and (y) in taking such reasonable actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

4.7Use of Proceeds

.  The Company shall use the net proceeds from the sale of the Shares for working capital and general corporate purposes.

Article V
CONDITIONS

5.1Conditions to the Obligations of Each Party to Perform its Obligations under this Agreement

.  The respective obligations of each party to this Agreement shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)No Order.  No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, judgment, ruling or any other order (each, an “Order”) which (i) is in effect and (ii) has the effect of preventing or making the issuance of the Shares pursuant to this Agreement illegal.

5.2Additional Conditions to the Obligations of the Company

.  The obligation of the Company to consummate and effect the issuance of the Shares hereunder shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a)Representations and Warranties.  The representations and warranties of the Investors set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date except for those representations and warranties which address matters only as of a particular date, which representations shall be true and correct in all material respects as of such particular date.

(b)Agreements and Covenants.  Each of the Investors shall have performed or complied in all material respects with its agreements and covenants required by this Agreement to be performed or complied with by Investors at or prior to the Closing Date.

(c)Proceedings.  There shall not be pending any suit or litigation challenging or seeking to restrain or prohibit the consummation of any of the transactions contemplated by this Agreement, including the issuance of the Shares.

5.3Additional Conditions to the Obligations of the Investors

.  The obligations of the Investors to consummate and effect the issuance of the Shares hereunder shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Investors:

(a)Representations and Warranties.  The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall be true and correct in all material respects as of such particular date.

(b)Agreements and Covenants.  The Company shall have performed or complied in all material respects with its agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(c)Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(d)Proceedings.  There shall not be pending any suit or litigation challenging or seeking to restrain or prohibit the consummation of any of the transactions contemplated by this Agreement, including the issuance of the Shares.

(e)Nasdaq; Trading.  No stop order or suspension of trading shall have been imposed by Nasdaq or the SEC or any other Governmental Entity with respect to public trading in the Common Stock.

Article VI
MISCELLANEOUS

6.1Termination

.  In the event that the Closing shall not have occurred due to the failure of the Company or any Investor to satisfy the conditions set forth in Article V above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on the tenth (10) Business Day following the date hereof.

6.2Fees and Expenses

.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

6.3Entire Agreement

.  This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested to give practical effect to the intention of the parties hereunder.

6.4Amendments; Waivers

.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5Notices

.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified on the signature pages hereto, (b) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given.  The addresses and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by any such Person.

6.6Construction

.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7Successors and Assigns

.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  An Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except that such Investor may transfer or assign its rights and obligations under this Agreement, in whole or in part, to one or more of their respective Affiliates at any time; provided that such transfer or assignment will not relieve such Investor of any of its obligations hereunder.

6.8Persons Entitled to Benefit of Agreement

.  This Agreement shall inure to the benefit of and be binding upon the Company and the Investors and their respective successors and permitted assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, other than those Persons mentioned in the preceding sentence or otherwise explicitly mentioned in this Agreement, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person.

6.9Governing Law

.  This Agreement shall be governed in all respects, including without limitation validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state without giving effect to the choice of law principles of such state.

6.10Dispute Resolution

.  The Parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that such damage would not be adequately compensable in monetary damages.  Accordingly, the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware, in addition to any other remedies at law or in equity, and each party agrees it will not take any action, directly or indirectly, in opposition to another party seeking relief.  Each of the Parties hereto agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief.  Furthermore, each of the Parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery or, to the extent that the Delaware Court of Chancery declines to exercise jurisdiction over the matter, other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or, to the extent that the Delaware Court of Chancery declines to exercise jurisdiction over the matter, other federal or state courts of the State of Delaware, and (d) each of the Parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in this Agreement.

6.11Waiver of Jury Trial

.  Each of the Parties hereto waives any right to request a trial by jury in any litigation with respect to this Agreement and represents that counsel has been consulted specifically as to this waiver.

6.12Execution

.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.13Severability

.  If any provision of this Agreement is prohibited by law or otherwise held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.14Independent Nature of Investors’ Obligations and Rights

.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ACER THERAPEUTICS INC.

By: /s/ Harry S. Palmin

Name: Harry S. Palmin

Title:  Chief Financial Officer

Address for Notice:

Acer Therapeutics Inc.

One Gateway Center, Suite 351

300 Washington Street

Newton, MA 02458

Attn: Harry S. Palmin

         Chief Financial Officer

Email: hpalmin@acertx.com

with a copy (which shall not constitute notice) to:

Donald R. Joseph, Chief Legal Officer

Acer Therapeutics Inc.

One Gateway Center, Suite 351

300 Washington Street

Newton, MA 02458

E-mail: djoseph@acertx.com

Company Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

/s/ Chris Schelling

Chris Schelling

Address for Notice:

Investor Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

/s/ Stephen J. Aselage

Stephen J. Aselage

Address for Notice:

Investor Signature Page

Schedule I

Investors	Number of Shares	Purchase Price
Chris Schelling	819,672	$999,999.84
Stephen J. Aselage	409,836	$499,999.92
	1,229,508	$1,499,999.76

Schedule I